Exhibit 25.1

= = = = = = = = = = = = = = = = = = = = = = = == = = = = = = = = = = == = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)            |    |

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

TransDigm Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	34-1750032 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TransDigm Group Incorporated

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	41-2101738 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ACME AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-0324980 (I.R.S. employer identification no.)

528 W. 21st Street, Suite 6 Tempe, Arizona (Address of principal executive offices)	85282 (Zip code)

ADAMS RITE AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4056812 (I.R.S. employer identification no.)

4141 North Palm Street Fullerton, California (Address of principal executive offices)	92835 (Zip code)

AEROCONTROLEX GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0379798 (I.R.S. employer identification no.)

4223 Monticello Blvd. South Euclid, Ohio (Address of principal executive offices)	44121 (Zip code)

AEROSONIC LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-1668471 (I.R.S. employer identification no.)

1212 North Hercules Ave. Clearwater, Florida (Address of principal executive offices)	33765 (Zip code)

AIRBORNE ACQUISITION, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1422895 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AIRBORNE GLOBAL, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1422997 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AIRBORNE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1422954 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AIRBORNE SYSTEMS NA INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-3396247 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AIRBORNE SYSTEMS NORTH AMERICA INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0805976 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3518559 (I.R.S. employer identification no.)

3701 West Warner Ave. Santa Ana, California (Address of principal executive offices)	92704 (Zip code)

AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-3348756 (I.R.S. employer identification no.)

5800 Magnolia Ave. Pennsauken, New Jersey (Address of principal executive offices)	08109 (Zip code)

AMSAFE, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3363619 (I.R.S. employer identification no.)

1043 N. 47th Avenue Phoenix, Arizona (Address of principal executive offices)	85043 (Zip code)

AMSAFE GLOBAL HOLDINGS, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-1268176 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ARKWIN INDUSTRIES, INC.

Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-1696632 (I.R.S. employer identification no.)

686 Main Street Westbury, New York (Address of principal executive offices)	11590 (Zip code)

AVIATION TECHNOLOGIES, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3750236 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AVIONIC INSTRUMENTS LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2666109 (I.R.S. employer identification no.)

1414 Randolph Avenue Avenel, New Jersey (Address of principal executive offices)	07001-2402 (Zip code)

AVIONICS SPECIALTIES, INC.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1648275 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AVTECHTYEE, INC.

(Exact name of obligor as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-0761549 (I.R.S. employer identification no.)

6500 Merrill Creek Parkway Everett, Washington (Address of principal executive offices)	98203 (Zip code)

BETA TRANSFORMER TECHNOLOGY CORPORATION

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-2437907 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BETA TRANSFORMER TECHNOLOGY LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	46-2885674 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BREEZE-EASTERN LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4062211 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BRIDPORT-AIR CARRIER, INC.

Exact name of obligor as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-1887382 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BRIDPORT ERIE AVIATION, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1861935 (I.R.S. employer identification no.)

1317 West 12th Street Erie, Pennsylvania (Address of principal executive offices)	16501 (Zip code)

BRIDPORT HOLDINGS, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3127247 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

BRUCE AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0658833 (I.R.S. employer identification no.)

101 Evans Avenue Dayton, Nevada (Address of principal executive offices)	89403 (Zip code)

CDA INTERCORP LLC

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-1285683 (I.R.S. employer identification no.)

450 Goolsby Blvd. Deerfield, Florida (Address of principal executive offices)	33442 (Zip code)

CEF INDUSTRIES, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-2056886 (I.R.S. employer identification no.)

320 South Church Street Addison, Illinois (Address of principal executive offices)	60101 (Zip code)

CHAMPION AEROSPACE LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-2623644 (I.R.S. employer identification no.)

1230 Old Norris Road Liberty, South Carolina (Address of principal executive offices)	29657 (Zip code)

DATA DEVICE CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2226748 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

DUKES AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-1368976 (I.R.S. employer identification no.)

9060 Winnetka Avenue Northridge, California (Address of principal executive offices)	91324 (Zip code)

ELECTROMECH TECHNOLOGIES LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	94-3033701 (I.R.S. employer identification no.)

2600 S. Custer Ave. Wichita, Kansas (Address of principal executive offices)	67217 (Zip code)

EXTANT COMPONENTS GROUP HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	80-0594187 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

EXTANT COMPONENTS GROUP INTERMEDIATE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	90-0583180 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

HARCOSEMCO LLC

(Exact name of obligor as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0691144 (I.R.S. employer identification no.)

186 Cedar Street Branford, Connecticut (Address of principal executive offices)	06405 (Zip code)

HARTWELL CORPORATION

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1936254 (I.R.S. employer identification no.)

900 S. Richfield Road Placentia, California (Address of principal executive offices)	92870 (Zip code)

ILC HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0105260 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

JOHNSON LIVERPOOL LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1400756 identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

KIRKHILL INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	82-4505348 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

MARATHONNORCO AEROSPACE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-2707437 (I.R.S. employer identification no.)

8301 Imperial Drive Waco, Texas (Address of principal executive offices)	76712 (Zip code)

MCKECHNIE AEROSPACE DE, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8964837 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

MCKECHNIE AEROSPACE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0181650 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

MCKECHNIE AEROSPACE US LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-0127704 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

NORTH HILLS SIGNAL PROCESSING CORP.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

NORTH HILLS SIGNAL PROCESSING OVERSEAS CORP.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1285085 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

PEXCO AEROSPACE, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3865989 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

PNEUDRAULICS, INC.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1961299 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SCHNELLER LLC

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0802616 (I.R.S. employer identification no.)

6019 Powdermill Rd. Kent, Ohio (Address of principal executive offices)	44240 (Zip code)

SEMCO INSTRUMENTS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2500600 (I.R.S. employer identification no.)

25700 Rye Canyon Road Valencia, California (Address of principal executive offices)	91355 (Zip code)

SHIELD RESTRAINT SYSTEMS, INC.

Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0774924 (I.R.S. employer identification no.)

22937 Gallatin Way Elkhart, Indiana (Address of principal executive offices)	46514 (Zip code)

SKANDIA, INC.

(Exact name of obligor as specified in its charter)

Illinois (State or other jurisdiction of incorporation or organization)	36-3799744 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SKURKA AEROSPACE INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2042650 (I.R.S. employer identification no.)

4600 Calle Bolero, P.O. Box 2869 Camarillo, California (Address of principal executive offices)	93011-2869 (Zip code)

SYMETRICS INDUSTRIES, LLC

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	01-0561775 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SYMETRICS TECHNOLOGY GROUP, LLC

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	20-3642750 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TACTAIR FLUID CONTROLS, INC.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-1286603 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TEAC AEROSPACE HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	30-0232168 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TEAC AEROSPACE TECHNOLOGIES, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-0532615 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TELAIR INTERNATIONAL LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3558532 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TELAIR US LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-3239760 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TEXAS ROTRONICS, INC.

(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	74-2925673 (I.R.S. employer identification no.)

601 West Elizabeth Street Brownsville, Texas (Address of principal executive offices)	78520 (Zip code)

TRANSICOIL LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0084182 (I.R.S. employer identification no.)

9 Iron Bridge Drive Collegeville, Pennsylvania (Address of principal executive offices)	19426 (Zip code)

WHIPPANY ACTUATION SYSTEMS, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	46-3033189 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

YOUNG & FRANKLIN INC.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	15-0498830 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2595091 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SOURIAU USA, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	71-0934351 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ESTERLINE INTERNATIONAL COMPANY

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-3262218 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

LEACH HOLDING CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2765153 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

LEACH INTERNATIONAL CORPORATION

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2597177 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

LEACH TECHNOLOGY GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	06-1611825 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TA AEROSPACE CO.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-0903820 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

CMC ELECTRONICS AURORA LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3503592 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ADVANCED INPUT DEVICES, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	82-0350830 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ESTERLINE EUROPE COMPANY LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	30-0689350 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TREALITY SVS LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-2056482 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SCIOTEQ LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-4660150 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ANGUS ELECTRONICS CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-1328303 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AVISTA, INCORPORATED

(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-1831449 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

AUXITROL WESTON USA, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	93-1078151 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ESTERLINE TECHNOLOGIES SGIP LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-3868602 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

HYTEK FINISHES CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1457724 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

JANCO CORPORATION

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1522466 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

MASON ELECTRIC CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1720628 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

NMC GROUP, INC.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2885589 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

NORWICH AERO PRODUCTS, INC.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-1206875 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

PALOMAR PRODUCTS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4547814 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

17111 WATERVIEW PKWY LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	None (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

KORRY ELECTRONICS CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1458098 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

MEMTRON TECHNOLOGIES CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1901140 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

SUNBANK FAMILY OF COMPANIES, LLC

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	52-2008070 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

JOSLYN SUNBANK COMPANY, LLC

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	52-2008067 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ARMTEC DEFENSE PRODUCTS CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1458099 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ARMTEC COUNTERMEASURES CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	48-1266479 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

ARMTEC COUNTERMEASURES TNO CO.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0464242 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

RACAL ACOUSTICS, INC.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-3154816 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

GAMESMAN INC.

(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	27-2894514 (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

TRANSDIGM UK HOLDINGS PLC.

(Exact name of obligor as specified in its charter)

England and Wales (State or other jurisdiction of incorporation or organization)	None (I.R.S. employer identification no.)

1301 East 9th Street, Suite 3000 Cleveland, Ohio (Address of principal executive offices)	44114 (Zip code)

7.50% Senior Subordinated Notes due 2027

and Guarantees of 7.50% Senior Subordinated Notes due 2027

(Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.

A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois on the 1st day of August, 2019.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business March 31, 2019, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	815
Interest-bearing balances	176,287
Securities:
Held-to-maturity securities	0
Available-for-sale securities	199,729
Equity securities with readily determinable fair values not held for trading	NR
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	26,457
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0

Intangible assets	858,559
Other assets	99,990
Total assets	$1,361,837

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LIABILITIES

Deposits:
In domestic offices	4,130
Noninterest-bearing	4,130
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	20,947
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	221,915
Total liabilities	246,992
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	323,719
Not available
Retained earnings	790,896
Accumulated other comprehensive income	-770
Other equity capital components	0
Not available
Total bank equity capital	1,114,845
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,114,845
Total liabilities and equity capital	1,361,837

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty     )         CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President     )

Michael P. Scott, Managing Director      )             Directors (Trustees)

Kevin P. Caffrey, Managing Director      )

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